SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                            MARCH 23, 2000
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                       MARGATE INDUSTRIES, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                   0-13817                 84-8963939
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission              (IRS Employer
of Incorporation              File Number)         Identification Number)


                          129 N. MAIN STREET
                         YALE, MICHIGAN  48097
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (810) 387-4300
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On March 23, 2000, Margate Industries, Inc. (the "Registrant" or the "Company") entered into a letter of intent with B2B Euro Wireless.com, Inc. ("B2B") wherein B2B would become a wholly owned subsidiary of a new holding company ("Holding Company") to be formed by the Registrant. Thereafter, the Holding Company will acquire all of the outstanding shares of the Registrant and issue its shares on a one-for-one basis with the existing Margate shareholders for a total of approximately 1,800,000 shares and acquire all of the outstanding shares of B2B for 15,200,000 shares of the Holding Company. Accordingly, the existing Margate shareholders will own approximately 10.6% of the Holding Company and the B2B shareholders will own 89.4% on a fully diluted basis. Following the transaction, the Board of Directors of the Holding Company shall consist of one member designated by Margate and the remaining Directors designated by B2B.

          Consummation of the transaction is subject to completion of due diligence by each of the parties, negotiation and execution of definitive agreement, satisfaction of regulatory requirements, if any, and such other conditions as the parties may require. Additionally, consummation of the transaction by the Company shall be subject to shareholder approval and the receipt of fairness opinion indicating the terms of the transaction are fair to the Margate shareholders.

          B2B intends to develop an online business-to-business e-commerce platform and technology to maximize opportunities on the Internet. To date B2B has conducted only limited operations.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          Exhibits:

          10.2      Letter of Intent dated March 23, 2000.




                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.



Dated: March 24, 2000                   By: /s/ William H. Hopton
                                           -----------------------------------
                                           William H. Hopton, President




                                   -3-